Joint Filer Information


Name:				  Patriot Partners, LP


Address:			    Patriot Partners, LP
					  Bayside Executive Park

					  West Bay Street and Blake Road
					  Nassau, Bahamas


Designated Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:  Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:  July 27, 2005

Date:    July 29, 2005

Signature:
PATRIOT PARTNERS, LP

			   By:	 Coryton Management Ltd., its general
partner


			   By:		   s/Lindsey Cancino

------------------------------
					  Name:    Lindsey Cancino

Title:   Treasurer

					    Joint Filer Information



Name:				  Wilton Funding Holdings, LLC

Address:			    Wilton
Funding Holdings, LLC
					  Bayside Executive Park
					  West Bay
Street and Blake Road
					  Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker Symbol:
Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:  July 27, 2005

Date:    July 29, 2005

Signature:
WILTON FUNDING HOLDINGS, LLC


			   By:		   s/Lindsey Cancino

					  ------------------------------
					  Name:    Lindsey Cancino

					  Title:   Manager

					    Joint Filer
Information


Name:				  Patriot Holdings, LP

Address:			    c/o
Coryton Management Ltd.
					  Bayside Executive Park
					  West Bay
Street and Blake Road
					  Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker Symbol:
Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:		July 27, 2005

Date:    July 29, 2005

Signature:
PATRIOT HOLDINGS, LP

			   By:	 Coryton Management Ltd., it general
partner


			   BY:		   s/Lindsey Cancino

------------------------------
					  Name:    Lindsey Cancino

Title:   Treasurer

					    Joint Filer
Information


Name:				  Coryton Management, Ltd.

Address:
Coryton Management Ltd.
					  Bayside Executive Park
					  West Bay
Street and Blake Road
					  Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker Symbol:
Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:		July 27, 2005

Date:    July 29, 2005

Signature:
CORYTON MANAGEMENT LTD


			   By:		   s/Lindsey Cancino

------------------------------
					  Name:    Lindsey Cancino

Title:   Treasurer

					    Joint Filer
Information


Name:				  Compass Wilton Partners, LP

Address:
Compass Wilton Partners, LP
					  Bayside Executive Park
					  West
Bay Street and Blake Road
					  Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker Symbol:
Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:  July 27, 2005

Date:    July 29, 2005

Signature:
COMPASS WILTON PARTNERS, LP

			   By:	 Navco Management, Inc., its
general Partner


			   By:		   s/Lindsey Cancino

------------------------------
					  Name:    Lindsey Cancino

Title:   Treasurer

					    Joint Filer
Information


Name:				  Concorde Wilton Holdings, LP


Address:			    Bayside Executive Park
					  West Bay Street and Blake
Road
					  Nassau, Bahamas

Designated Filer:		Compass Group
Investments, Inc.

Issuer and Ticker Symbol:  Patriot Capital Funding,
Inc. (PCAC)

Date of Event Requiring Statement:  July 27, 2005


Date:    July 29, 2005

Signature:	   CONCORDE WILTON HOLDINGS, LP


			   By:	 Navco Management, Inc., its general partner
														-



			   By:		   s/Lindsey Cancino

------------------------------
					  Name:    Lindsey Cancino

Title:   Treasurer

					    Joint Filer
Information


Name:				  Navco Management, Inc.

Address:
Navco Management, Inc.
					  Bayside Executive Park
					  West Bay
Street and Blake Road
					  Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker Symbol:
Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:  July 27, 2005

Date:    July 29, 2005

Signature:
NAVCO MANAGEMENT, INC.


			   By:		   s/Lindsey Cancino

------------------------------
					  Name:    Lindsey Cancino

Title:   Treasurer

					    Joint Filer Information



Name:				  Arthur Coady

Address:			    c/o Coryton Management
Ltd.
					  Bayside Executive Park
					  West Bay Street and Blake
Road
					  Nassau, Bahamas

Designated Filer:		Compass Group
Investments, Inc.

Issuer and Ticker Symbol:  Patriot Capital Funding,
Inc. (PCAC)

Date of Event Requiring Statement:  July 27, 2005


Date:    July 29, 2005

Signature:		  s/Arthur Coady

----------------------
			   ARTHUR COADY